UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): August 6, 2024

Inter Parfums, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

               Certain portions of our press release dated August 6, 2024, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein and are filed pursuant to this Item 2.02. They are as follows:

  The 1st paragraph, 2nd paragraph (consisting of a table), 3rd, through 5th, 11th through 13th and 15th through 16th full paragraphs relating to results of operations for the second quarter of 2024
  Portions of the 9th and 14th paragraphs relating to the results of operations for the second quarter of 2024
  The 8th paragraph relating to the previously announced Van Cleef & Arpels license extension
  The 17th paragraph relating to balance sheet items
  The 20th through 23rd paragraphs relating to the previously announced 2024 second quarter conference call scheduled for August 7, 2024
  The consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated August 6, 2024, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

  The 6th and 7th paragraphs relating to product line extensions and new product launches for the second half of 2024
  Portion of the 9th paragraph relating to operations momentum for the remainder of the year
  The 10th paragraph relating to new product launches anticipated for 2025
  Portion of the 14th paragraph relating to budgeting of promotional and advertising expenditures for the remainder of the year
  The 18th paragraph relating to reaffirming 2024 guidance
  The 26th paragraph relating to forward looking information
  The balance of such press release not otherwise incorporated by reference in Items 2.02 or 8.01

Item 8.01 Other Events

  The 19th paragraph relating to dividends

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated August 6, 2024

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 6, 2024

Inter Parfums, Inc.

By: /s/	Michel Atwood
Michel Atwood
Chief Financial Officer